UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2010

GULFPORT ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19514	73-1521290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14313 North May Avenue Suite 100 Oklahoma City, OK		73134
(Address of principal executive offices)		(Zip code)

(405) 848-8807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. Other Information.

In response to a comment letter received by Gulfport Energy Corporation (the “Company”) from the Securities and Exchange Commission (the “SEC”) regarding certain of its filings under the Securities Exchange Act of 1934, as amended (the “Comment Letter”), the Company is filing herewith the following table providing a summary of the Company’s production, average sales prices and average production costs for oil and gas fields containing 15% or more of the Company’s total proved reserves as of December 31, 2009:

	Year Ended December 31,
	2009	2008	2007
WCBB
Net Production
Oil (MBbls)	1,209	1,220	1,330
Natural gas (MMcf)	192	356	479
NGL (Mgal)	—	—	—
Total (Mboe)	1,241	1,280	1,410

Average Sales Price:
Oil (per Bbl)	$52.39	$80.20	$65.19
Natural gas (per Mcf)	$4.44	$10.48	$7.82
NGL (per Gal)	$—	$—	$—

Average Production Cost (per BOE)	$8.54	$10.86	$8.98

Permian Basin
Net Production
Oil (MBbls)	118	134	3
Natural gas (MMcf)	236	234	14
NGL (Mgal)	2,694	2,579	—
Total (Mboe)	221	234	6

Average Sales Price:
Oil (per Bbl)	$55.19	$94.42	$91.67
Natural gas (per Mcf)	$3.72	$7.57	$6.80
NGL (per Gal)	$0.73	$1.26	$—

Average Production Cost (per BOE)	$10.71	$11.59	$—

In response to the Comment Letter, the Company is also filing herewith as Exhibits 99.1 and 99.2, respectively, the revised reports from Netherland, Sewell & Associates, Inc. and Pinnacle Energy Services, LLC, together with their respective consents filed as Exhibits 23.1 and 23.2. To address certain of the SEC comments, each revised report discloses the relevant average prices weighted by production over the remaining lives of the properties covered by such reserve report. The revised reports also contain certain other changes or additions to the text of the reports previously filed. The revised reports, however, do not change any of the reserve information previously disclosed by the Company.

In addition, in response to the Comment Letter, the Company is filing herewith as Exhibit 10.1 a summary of the oral employment agreement with its Chief Executive Officer, which agreement was previously disclosed in the Company’s filings with the SEC.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Number	Exhibit

10.1	Summary of Oral Employment Agreement with James D. Palm.

23.1	Consent of Netherland, Sewell & Associates, Inc.

23.2	Consent of Pinnacle Energy Services, LLC.

99.1	Report of Netherland, Sewell & Associates, Inc.

99.2	Report of Pinnacle Energy Services, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GULFPORT ENERGY CORPORATION

Date: December 7, 2010	By:	/s/ MICHAEL G. MOORE
Michael G. Moore
Chief Financial Officer

Exhibit Index

Number	Exhibit

10.1	Summary of Oral Employment Agreement with James D. Palm.

23.1	Consent of Netherland, Sewell & Associates, Inc.

23.2	Consent of Pinnacle Energy Services, LLC.

99.1	Report of Netherland, Sewell & Associates, Inc.

99.2	Report of Pinnacle Energy Services, LLC.